                                                                  EXHIBIT 99.8

09/00                                                                   Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:               $ 3,036,593,343.96
Beginning of the Month Finance Charge Receivables:          $   145,670,192.00
Beginning of the Month Discounted Receivables:              $             0.00
Beginning of the Month Total Receivables:                   $ 3,182,263,535.96


Removed Principal Receivables:                              $             0.00
Removed Finance Charge Receivables:                         $             0.00
Removed Total Receivables:                                  $             0.00


Additional Principal Receivables:                           $             0.00
Additional Finance Charge Receivables:                      $             0.00
Additional Total Receivables:                               $             0.00


Discounted Receivables Generated this Period:               $             0.00


End of the Month Principal Receivables:                     $ 3,005,089,625.25
End of the Month Finance Charge Receivables:                $   152,398,233.47
End of the Month Discounted Receivables:                    $             0.00
End of the Month Total Receivables:                         $ 3,157,487,858.72


Special Funding Account Balance                             $             0.00
Aggregate Invested Amount (all Master Trust II Series)      $ 2,300,000,000.00
End of the Month Transferor Amount                          $   705,089,625.25
End of the Month Transferor Percentage                                   23.46%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                               RECEIVABLES

     30-59 Days Delinquent                                  $    68,157,511.87
     60-89 Days Delinquent                                  $    47,465,638.01
     90+ Days Delinquent                                    $    89,867,533.32

09/00                                                                   Page 2


     Total 30+ Days Delinquent                              $   205,490,683.20
     Delinquent Percentage                                                6.51%

Defaulted Accounts During the Month                         $    18,830,152.79
Annualized Default Percentage                                             7.44%

Principal Collections                                           351,290,984.44
Principal Payment Rate                                                   11.57%

Total Payment Rate                                                       12.44%


INVESTED AMOUNTS

     Class A Initial Invested Amount                        $   184,500,000.00
     Class B Initial Invested Amount                        $    19,125,000.00
     Class C Initial Invested Amount                        $    21,375,000.00

INITIAL INVESTED AMOUNT                                     $   225,000,000.00

     Class A Invested Amount                                $   246,000,000.00
     Class B Invested Amount                                $    25,500,000.00
     Class C Invested Amount                                $    28,500,000.00

INVESTED AMOUNT                                             $   300,000,000.00

     Class A Adjusted Invested Amount                       $   246,000,000.00
     Class B Adjusted Invested Amount                       $    25,500,000.00
     Class C Adjusted Invested Amount                       $    28,500,000.00

ADJUSTED INVESTED AMOUNT                                    $   300,000,000.00

PREFUNDED AMOUNT                                            $             0.00

FLOATING ALLOCATION PERCENTAGE                                            9.88%
PRINCIPAL ALLOCATION PERCENTAGE                                           9.88%

     Class A Principal Allocation Percentage                             82.00%
     Class B Principal Allocation Percentage                              8.50%
     Class C Principal Allocation Percentage                              9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                       34,705,792.81

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COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                        4,408,579.73

MONTHLY SERVICING FEE                                       $       375,000.00

INVESTOR DEFAULT AMOUNT                                     $     1,860,324.94


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                   82.00%

     Class A Finance Charge Collections                     $     3,922,535.39
     Other Amounts                                          $             0.00

TOTAL CLASS A AVAILABLE FUNDS                               $     3,922,535.39


     Class A Monthly Interest                               $     1,432,258.13
     Class A Servicing Fee                                  $       307,500.00
     Class A Investor Default Amount                        $     1,525,466.45

TOTAL CLASS A EXCESS SPREAD                                 $       657,310.81

CLASS A REQUIRED AMOUNT                                     $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                    8.50%

     Class B Finance Charge Collections                     $       406,604.28
     Other Amounts                                          $             0.00

TOTAL CLASS B AVAILABLE FUNDS                               $       406,604.28

     Class B Monthly Interest                               $       153,625.99
     Class B Servicing Fee                                  $        31,875.00

TOTAL CLASS B EXCESS SPREAD                                 $       221,103.29
CLASS B INVESTOR DEFAULT AMOUNT                                     158,127.62
CLASS B REQUIRED AMOUNT                                             158,127.62

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CLASS C FLOATING ALLOCATION PERCENTAGE                                    9.50%

CLASS C MONTHLY SERVICING FEE                                        35,625.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                         $     1,297,229.16


     Excess Spread Applied to Class A Required Amount       $             0.00

     Excess Spread Applied to Class A Investor
     Charge Offs                                            $             0.00

     Excess Spread Applied to Class B
     Required Amount                                        $       158,127.62

     Excess Spread Applied to Reductions of                 $             0.00
     Class B Invested Amount

     Excess Spread Applied to Class C Required Amount       $       362,541.96

     Excess Spread Applied to Reductions of
     Class C Invested Amount                                $             0.00

     Excess Spread Applied to Monthly Cash                  $        62,500.00
     Collateral Fee

     Excess Spread Applied to Cash Collateral               $             0.00
     Account

     Excess Spread Applied to Spread Account                $       714,059.58

     Excess Spread Applied to Reserve Account               $             0.00

     Excess Spread Applied to other amounts owed to         $             0.00
     Cash Collateral Depositor

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders               $             0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                 $             0.00

09/00                                                                   Page 5


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                           $     2,373,698.34


SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO              $             0.00
SERIES 1996-C

     Excess Finance Charge Collections Applied to
     Class A Required Amount                                $             0.00

     Excess Finance Charge Collections Applied to
     Class A Investor Charge Offs                           $             0.00

     Excess Finance Charge Collections Applied to
     Class B Required Amount                                $             0.00

     Excess Finance Charge Collections Applied to
     Reductions of Class B Invested Amount                  $             0.00

     Excess Finance Charge Collections Applied to
     Class C Required Amount                                $             0.00

     Excess Finance Charge Collections Applied to
     Reductions of Class C Invested Amount                  $             0.00

     Excess Finance Charge Collections Applied to
     Monthly Cash Collateral Fee                            $             0.00

     Excess Finance Charge Collections Applied to
     other amounts owed Cash Collateral Depositor           $             0.00

     Excess Finance Charge Collections Applied to
     other amounts owed to Spread Account Residual Interest
     Holders                                                $             0.00

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YIELD AND BASE RATE --

     Base Rate (Current Month)                                            8.86%
     Base Rate (Prior Month)                                              8.86%
     Base Rate (Two Months Ago)                                           8.86%

THREE MONTH AVERAGE BASE RATE                                             8.86%

     Portfolio Yield (Current Month)                                     11.69%
     Portfolio Yield (Prior Month)                                       14.58%
     Portfolio Yield (Two Months Ago)                                    12.45%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.91%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                 $    34,705,792.81

INVESTOR DEFAULT AMOUNT                                     $     1,860,324.94

REALLOCATED PRINCIPAL COLLECTIONS

          Allocable to Class C Interests                    $             0.00

          Allocable to Class B Certificates                 $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER           $             0.00
SERIES

CLASS A SCHEDULED ACCUMULATION --

     Controlled Accumulation Amount                         $             0.00
     Deficit Controlled Accumulation Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                   $             0.00

CLASS B SCHEDULED ACCUMULATION --

     Controlled Accumulation Amount                         $             0.00
     Deficit Controlled Accumulation Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                   $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL         $    36,566,117.75
SHARING

09/00                                                                   Page 7


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                $             0.00

CLASS B INVESTOR CHARGE OFFS                                $             0.00

CLASS C INVESTOR CHARGE OFFS                                $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                     $             0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                      $             0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                      $             0.00

CASH COLLATERAL ACCOUNT --


     Required Cash Collateral Amount                        $     9,000,000.00
     Available Cash Collateral Amount                       $     9,000,000.00



TOTAL DRAW AMOUNT                                           $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                             $             0.00


                                         First USA Bank, National Association
                                         as Servicer


                                         By:     /s/ TRACIE KLEIN
                                            ----------------------------------
                                                     Tracie H. Klein
                                                     First Vice President